UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2005
ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	001-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)
(614) 283-6500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6

Item 1.01 Entry into a Material Definitive Agreement
     Non-Employee Director Compensation
     After consultation with its compensation consultant regarding the changing roles of directors and current best practices in director compensation, the Compensation Committee of the Board of Directors (the “Board”) of Abercrombie & Fitch Co. (the “Registrant”) recommended for approval by the Board the adoption of a new compensation structure for the non-employee members of the Board. At the Board meeting held on August 15, 2005, the Board approved the following changes, effective August 1:
•	Elimination of Board meeting fees in favor of an increased annual retainer of $55,000 (to be paid quarterly in arrears) for each director

•	Elimination of committee meeting fees in favor of an increased annual retainer (to be paid quarterly in arrears) for each committee Chair and member of $25,000 and $12,500, respectively, other than (1) the Chair and members of the Audit Committee who will each receive $40,000 and $25,000, respectively, and (2) the members of the Executive Committee who will each receive $7,500

•	Elimination of semi-annual stock option awards and annual awards of restricted stock units (each of which represents the right to receive one share of Company stock upon vesting) with a fixed dollar value on the date of grant in favor of an increased annual award of restricted stock units with a fixed number of underlying shares (3,000 shares, subject to adjustment as set forth below)
°	Restricted stock units will be granted annually at the annual meeting of shareholders pursuant to the Abercrombie & Fitch Co. 2005 Long-Term Incentive Plan (the “Plan”)

°	The maximum value on the date of grant will be $300,000 (i.e., should the stock price on the grant date exceed $100 per share, number of restricted stock units granted will be automatically scaled back to provide a grant date value of $300,000)

°	The minimum value on the date of grant will be $120,000 (i.e., should the stock price on the grant date be lower than $40 per share, the number of restricted stock units granted will be automatically increased to provide a minimum grant date value of $120,000)

°	Restricted stock units will vest on the later of (i) the first anniversary of the grant date or (ii) the first “open window” trading date following the first anniversary of the grant date, subject to earlier vesting in the event of the director’s death or total disability and upon a change of control of the Registrant
•	There will be a one-time transition grant made to each director of 2,394 restricted stock units under the Plan in light of the change in compensation structure, no future stock option grants will be made and the next restricted stock unit award to directors will be granted at the 2006 annual meeting
For additional information about the Plan and the restricted stock unit awards to be made to non-employee directors, please refer to the Plan (which was attached as Exhibit 10.1 to the Registrants’ Current Report on Form 8-K, filed June 17, 2005), and the form of award agreement which is attached as Exhibit 99.6 to this Current Report on Form 8-K and which is incorporated herin by reference.

     2005 LTIP Employee Award Agreements
     At its meeting on August 15, 2005, the Compensation Committee of the Board also approved forms of an award agreement for the grant of nonstatutory stock options (“Option Agreement”) and restricted stock units (“RSU Agreement” and collectively, the “Agreements”) to employees under the Plan.
     Each of the Option Agreement and RSU Agreement provide for vesting over a period of employment (typically, four years in the case of the Option Agreement and three years in the case of the RSU Agreement), with accelerated vesting in the case of death and disability and, in certain circumstances, change of control of the Registrant. The Agreements also provide for forfeiture of unvested awards in the case of certain terminations of employment and of unvested and vested awards in the case of breach of certain covenants.
     For additional information about the Plan and the Agreements, please refer to the Plan (which was attached as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed June 17, 2005), and the forms of Agreements which are attached as Exhibit 99.4 and 99.5 to this Current Report on Form 8-K and which are incorporated herein by reference.
     Item 2.02. Results of Operations and Financial Condition.
     On August 16, 2005, the Registrant issued a news release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) ended July 30, 2005. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     In addition, the Registrant’s management conducted a conference call on August 16, 2005 at approximately 4:30 p.m., Eastern Time, to review the aforementioned financial results. An audio replay of the conference call will be available through September 29, 2005. To listen to the replay, dial (888) 203-1112 or internationally at (719) 457-0820 followed by the conference ID number 9675046. An audio replay of the conference call will also be available at www.abercrombie.com. A copy of the conference call transcript is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The Registrant also made available in conjunction with its August 16, 2005 conference call additional quarterly financial information as of and for the quarterly period ended July 30, 2005 and as of and for the quarterly periods during the fiscal years ended January 29, 2005, January 31, 2004 and February 1, 2003. This additional quarterly financial information is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
     The Registrant’s management conducted a conference call on August 16, 2005, at approximately 4:30 p.m., Eastern Time, to review the Registrant’s results for the thirteen weeks ended July 30, 2005. Additionally, the Registrant’s management addressed plans for the remainder of the fiscal year ending January 28, 2006 on the conference call. A copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01. Other Events
     In the Release, the Registrant also announced that its Board had authorized the extension of the Registrant’s stock repurchase program announced on November 9, 2004 (the “Current Stock Repurchase Program”). Under the extension of the Current Stock Repurchase Program, the Registrant is authorized to repurchase up to 6,000,000 shares of the Registrant’s Class A Common Stock, in addition to the 973,500 shares of Class A Common Stock which remained available for repurchase under the Current Stock Repurchase Program as of August 15, 2005.
     In the Release, the Registrant also announced that its Board had increased and declared a quarterly dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on August 15, 2005 and is payable on September 20, 2005 to stockholders of record on August 30, 2005.

Item 9.01. Financial Statements and Exhibits.
     (a) and (b) Not applicable.
     (c) Exhibits:

Exhibit No.	Description
99.1
News Release issued by Abercrombie & Fitch Co. on August 16, 2005 (the portions of which dealing with the matters disclosed in Item 8.01 only are intended to be deemed filed under the Securities Exchange Act of 1934 and incorporated by reference in any registration statement or other document filed under such Act or the Securities Act of 1933)

99.2	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 16, 2005

99.3	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with conference call held on August 16, 2005

99.4	Form of Nonstatutory Stock Option Agreement under the 2005 Long-Term Incentive Plan

99.5	Form of Restricted Stock Unit Award Agreement for Employees under the 2005 Long-Term Incentive Plan

99.6	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the 2005 Long-Term Incentive Plan
[Remainder of page intentionally left blank;
signatures on following page.]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: August 19, 2005	By:	/s/ Michael W. Kramer

Michael W. Kramer Senior Vice-President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1
News Release issued by Abercrombie & Fitch Co. on August 16, 2005 (the portions of which dealing with the matters disclosed in Item 8.01 only are intended to be deemed filed under the Securities Exchange Act of 1934 and incorporated by reference in any registration statement or other document filed under such Act or the Securities Act of 1933)

99.2	Transcript of conference call held by management of Abercrombie & Fitch Co. on August 16, 2005

99.3	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with conference call held on August 16, 2005

99.4	Form of Nonstatutory Stock Option Agreement under the 2005 Long-Term Incentive Plan

99.5	Form of Restricted Stock Unit Award Agreement for Employees under the 2005 Long-Term Incentive Plan

99.6	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the 2005 Long-Term Incentive Plan